SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2007
FLORIDA ROCK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	1-7159	59-0573002
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
155 East 21st Street
Jacksonville, Florida 32206
(Address of principal executive offices) (zip code)
(904) 355-1781
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On February 27, 2007, representatives of Florida Rock, Inc. (the “Company”) participated in the Davenport & Co. Infrastructure and Basic Industry Conference (the “Conference”) in New York, New York. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Company’s slide presentation used at the Conference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description
99.1	Slides presented at the Davenport & Co. Infrastructure and Basic Industry Conference held on February 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA ROCK INDUSTRIES, INC.
(Registrant)

Dated:	February 27, 2007	By:	/s/ John D. Milton, Jr.

John D. Milton, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides presented at the Davenport & Co. Infrastructure and Basic Industry Conference held on February 27, 2007.